RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN), and the California Public Utilities Commission (CPUC). These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of Southwest's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1300 West Washington	Web site:	www.azcc.gov
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX:	(602) 542-4100

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site:	www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX:	(415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site:	http://puc.nv.gov
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX:	(775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site:	www.ferc.gov
Washington, DC 20426
	(202) 502-8400	FAX:	(202) 208-2268

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2021

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairwoman Lea Márquez Peterson	Rep.	Term ends	01/01/2025
	Commissioner Sandra Kennedy	Dem.	Term ends	01/01/2023
	Commissioner Justin Olson	Rep.	Term ends	01/01/2023
	Commissioner Anna Tovar	Dem.	Term ends	01/01/2025
	Commissioner Jim O’Connor	Rep.	Term ends	01/01/2025
Executive Director Matt Neubert
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Marybel Batjer	Dem.	Term ends	12/31/2026
	Commissioner Martha Guzman-Aceves	Dem.	Term ends	12/31/2022
	Commissioner Clifford L. Rechtschaffen	Dem.	Term ends	12/31/2022
	Commissioner Genevieve A. Shiroma	Dem.	Term ends	12/31/2024
	Commissioner Darcie Houck	Dem.	Term ends	12/31/2026
Executive Director Rachel Peterson
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chair Hayley Williamson	Dem.	Term ends	04/29/2023
	Commissioner C.J. Manthe	Rep.	Term ends	09/30/2021
	Commissioner Tammy Cordova	NP	Term ends	06/21/2024
Executive Director Stephanie Mullen
FERC
Up to five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Richard Glick	Dem.	Term ends	06/30/2022
	Commissioner Neil Chatterjee	Rep.	Term ends	06/30/2021
	Commissioner James Danly	Rep.	Term ends	06/30/2023
	Commissioner Allison Clements	Dem.	Term ends	06/30/2024
	Commissioner Mark Christie	Rep.	Term ends	06/30/2025
Secretary Kimberly D. Bose

SUMMARY OF KEY REGULATORY FILINGS

					ADDITIONAL	ADDITIONAL	PERCENT	OVERALL	RATE OF
					MARGIN	MARGIN	AUTHORIZED	RATE OF	RETURN ON	COMMON
	FILING	TEST	FILING	EFFECTIVE	REQUESTED	AUTHORIZED	OF REQUESTED	RETURN	COMMON EQUITY	EQUITY
JURISDICTION	TYPE [1]	PERIOD	DATE	DATE	($mm)	($mm) [2]	AMOUNTS	GRANTED	GRANTED	RATIO
NEVADA
Docket No. 18-06005 (SNV) [3]	VIER		06/04/18	01/01/19	0.0	0.0	100	6.46	10.00	42.74
Docket No. 18-05031 (NNV)	GRC	01/31/18	05/29/18	03/04/19	1.4	(2.1)	NM	6.98	9.25	49.66
Docket No. 18-05031 (SNV)	GRC	01/31/18	05/29/18	03/04/19	28.3	9.2	33	6.65	9.25	49.66
Docket No. 18-05031 (NNV)	GIR	01/31/18	05/29/18	01/01/19	0.0	0.0	100	6.98	9.25	49.66
Docket No. 18-05031 (SNV)	GIR	01/31/18	05/29/18	01/01/19	6.0	6.0	100	6.65	9.25	49.66
Docket No. 19-06003 (SNV) [3]	VIER		06/04/19	01/01/20	0.5	0.5	100	6.65	9.25	49.66
Docket No. 19-10001 (NNV)	GIR		10/01/19	02/01/20	0.0	0.0	100	6.98	9.25	49.66
Docket No. 19-10001 (SNV)	GIR		10/01/19	02/01/20	(5.3)	(5.3)	100	6.65	9.25	49.66
Docket No. 20-02023 (NNV)	GRC	11/30/19	02/26/20	10/07/20	2.7	0.6	22	6.75	9.25	49.26
Docket No. 20-02023 (SNV)	GRC	11/30/19	02/26/20	10/07/20	35.8	22.7	63	6.52	9.25	49.26
Docket No. 20-09024 (SNV)	GIR		09/30/20	01/01/21	(11.6)	(11.6)	100	6.52	9.25	49.26
Docket No. 20-09024 (NNV)	GIR		09/30/20	01/01/21	(0.2)	(0.2)	100	6.75	9.25	49.26
ARIZONA
Docket No. G-01551A-16-0107	GRC	11/30/15	05/02/16	04/01/17	32.0	16.0	50	7.42	9.50	51.70
Docket No. G-01551A-16-0107	COYL		02/28/18	09/01/18	2.4	1.7	71	7.42	9.50	51.70
Docket No. G-01551A-16-0107	VSP		02/28/18	09/01/18	3.0	2.4	80	5.71	9.50	51.70
Docket No. G-01551A-16-0107	COYL		02/27/19	11/07/19	3.2	0.0	50	7.42	9.50	51.70
Docket No. G-01551A-16-0107	VSP		02/27/19	11/07/19	9.5	0.0	30	5.71	9.50	51.70
Docket No. G-01551A-19-0055	GRC	01/31/19	05/01/19	01/01/21	80.7	36.8	46	7.03	9.10	51.10
CALIFORNIA
Application 12-12-024 (SCA)	GRC	12/31/14	12/20/12	06/12/14	5.6	1.9	34	6.83	10.10	55.00
Application 12-12-024 (NCA/SLT)	GRC	12/31/14	12/20/12	06/12/14	6.0	5.2	87	8.18	10.10	55.00
Advice Letter No. 1058 (SCA)	Attrition		11/30/17	01/01/18	2.0	2.0	100	6.83	10.10	55.00
Advice Letter No. 1058 (NCA/SLT)	Attrition		11/30/17	01/01/18	0.8	0.8	100	8.18	10.10	55.00
Advice Letter No. 1086 (SCA)	Attrition		11/30/18	01/01/19	2.0	2.0	100	6.83	10.10	55.00
Advice Letter No. 1086 (NCA/SLT)	Attrition		11/30/18	01/01/19	0.8	0.8	100	8.18	10.10	55.00
Advice Letter No. 1117 (SCA)	Attrition		11/27/19	01/01/20	2.1	2.1	100	6.83	10.10	55.00
Advice Letter No. 1117 (NCA/SLT)	Attrition		11/27/19	01/01/20	0.8	0.8	100	8.18	10.10	55.00
Application 19-08-015 (SCA)	GRC	12/31/21	08/30/19	04/01/21	6.8	3.0	44	7.11	10.00	52.00
Application 19-08-015 (NCA/SLT)	GRC	12/31/21	08/30/19	04/01/21	6.0	3.4	57	7.44	10.00	52.00
FERC
Docket No. RP14-540	GRC	08/31/14	02/28/14	09/01/14	9.0	2.4	27	[4]	[4]	[4]
Docket No. CP14-509 (2015 Elko Expansion)	Expansion		06/27/14	01/06/16	6.0	6.0	100	[5]	[5]	[5]
Docket No. CP17-471 (2018 Expansion)	Expansion		07/05/17	11/26/18	3.3	3.3	100	[5]	[5]	[5]
Docket No. RP19-1291	GRC	11/30/19	05/31/19	12/01/19	7.1	(0.7)	NM	[6]	[6]	[6]

[1] GRC = General Rate Case; VIER = Variable Interest Expense Recovery Mechanism; GIR=Gas Infrastructure Replacement; COYL=Customer Owned Yard Lines;
Attrition = Annual Attrition Filing and Automatic Trigger Mechanism for Cost of Capital; VSP = Vintage Steel Pipe.
[2] Authorized amounts do not include the effect of depreciation rates, which also impacts operating income.
[3] Represents the net change in margin resulting from the Average Variable Interest Rate (AVIR).
[4] Stipulation - Not Identified in Order. Decision authorized a pre-tax rate of return of 11.50 percent.
[5] Stipulation in Docket No. RP14-540 authorized a pre-tax rate of return of 11.50 percent.
[6] Stipulation - Not Identified in Order. Stipulation authorized pre-tax rate of return of 9.90 percent.

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Results of Consolidated Operations
Contribution to net income - gas operations	$159,118	$163,171	$138,842	$156,818	$119,423	$111,625	$116,872	$124,169	$116,619	$91,420
Contribution to net income - utility infrastructure services	74,862	52,404	44,977	38,360	32,618	26,692	24,254	21,151	16,712	20,867
Contribution to net income - corporate and administrative	(1,656)	(1,639)	(1,542)	(1,337)	—	—	—	—	—	—
Net income	$232,324	$213,936	$182,277	$193,841	$152,041	$138,317	$141,126	$145,320	$133,331	$112,287

Basic earnings per share	$4.15	$3.94	$3.69	$4.04	$3.20	$2.94	$3.04	$3.14	$2.89	$2.45
Diluted earnings per share	$4.14	$3.94	$3.68	$4.04	$3.18	$2.92	$3.01	$3.11	$2.86	$2.43

Average common shares	55,998	54,245	49,419	47,965	47,469	46,992	46,494	46,318	46,115	45,858
Average shares (assuming dilution)	56,076	54,312	49,476	47,991	47,814	47,383	46,944	46,758	46,555	46,291

Results of Natural Gas Operations
Gas operating revenues	$1,350,585	$1,368,939	$1,357,728	$1,302,308	$1,321,412	$1,454,639	$1,382,087	$1,300,154	$1,321,728	$1,403,366
Net cost of gas sold	342,837	385,164	419,388	355,045	397,121	563,809	505,356	436,001	479,602	613,489
Operating margin	1,007,748	983,775	938,340	947,263	924,291	890,830	876,731	864,153	842,126	789,877
Operations and maintenance expense *	406,382	422,174	404,813	391,321	381,964	369,832	368,313	361,422	349,257	342,882
Depreciation and amortization	235,295	215,620	191,816	201,922	233,463	213,455	204,144	193,848	186,035	175,253
Taxes other than income taxes	63,460	62,328	59,898	57,946	52,376	49,393	47,252	45,551	41,728	40,949
Operating income	302,611	283,653	281,813	296,074	256,488	258,150	257,022	263,332	265,106	230,793
Other income (deductions)*	(6,590)	9,517	(17,240)	(6,388)	(11,484)	(21,075)	(8,254)	(11,231)	(16,557)	(21,020)
Net interest deductions	101,148	95,026	81,740	69,733	66,997	64,095	68,299	62,555	66,957	68,777
Income before income taxes	194,873	198,144	182,833	219,953	178,007	172,980	180,469	189,546	181,592	140,996
Income tax expense	35,755	34,973	43,991	63,135	58,584	61,355	63,597	65,377	64,973	49,576
Contribution to consolidated net income	$159,118	$163,171	$138,842	$156,818	$119,423	$111,625	$116,872	$124,169	$116,619	$91,420

* To reflect the impacts of the Company's 2018 adoption of the Financial Accounting Standards Board ("FASB") update, "Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit Cost", non-service components of these costs have been reclassified to Other income (deductions) for all periods presented, with no impact to earnings overall.

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
ASSETS
Net utility plant	$6,176,081	$5,685,197	$5,093,238	$4,523,650	$4,131,971	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944
Other property and investments	834,245	784,173	623,551	428,180	342,343	313,531	326,743	260,871	242,096	192,004
Restricted cash	—	—	—	—	—	—	821	—	—	12,785
Current assets	871,013	859,856	839,769	657,032	533,307	558,174	606,611	494,672	458,417	461,632
Noncurrent assets	854,514	840,822	801,171	628,204	573,505	595,895	615,739	323,523	443,750	390,642
Total assets	$8,735,853	$8,170,048	$7,357,729	$6,237,066	$5,581,126	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007
CAPITALIZATION
Common stock equity	$1,667,978	$1,523,574	$1,360,425	$1,005,052	$952,235	$945,455	$899,534	$888,507	$876,555	$869,226
Accumulated other comprehensive income (loss), net	(61,003)	(56,732)	(52,668)	(47,682)	(48,008)	(50,268)	(50,175)	(41,698)	(50,745)	(49,331)
Retained earnings	1,067,978	1,039,072	944,285	857,398	759,263	699,221	639,164	567,714	484,369	406,125
Noncontrolling interest	—	—	(452)	(2,365)	(2,217)	(2,083)	(2,257)	(2,128)	(1,681)	(989)
Redeemable noncontrolling interest	165,716	84,542	81,831	—	22,590	16,108	20,042	—	—	—
Long-term debt, less current maturities	2,732,200	2,300,482	2,107,258	1,798,576	1,549,983	1,551,204	1,631,374	1,381,327	1,268,373	930,858
Total capitalization	$5,572,869	$4,890,938	$4,440,679	$3,610,979	$3,233,846	$3,159,637	$3,137,682	$2,793,722	$2,576,871	$2,155,889
LIABILITIES
Current maturities of long-term debt	$40,433	$163,512	$33,060	$25,346	$50,101	$19,475	$19,192	$11,105	$50,137	$322,618
Current liabilities	871,534	916,349	905,585	790,535	578,274	515,570	450,925	423,059	484,992	524,950
Deferred income taxes and investment tax credits	647,453	599,840	529,201	476,960	840,653	769,445	723,688	674,411	616,184	557,118
Other deferred credits and other long-term liabilities	1,603,564	1,599,409	1,449,204	1,333,246	878,252	894,558	876,810	662,877	759,873	715,432
Total liabilities	3,162,984	3,279,110	2,917,050	2,626,087	2,347,280	2,199,048	2,070,615	1,771,452	1,911,186	2,120,118
Total capitalization and liabilities	$8,735,853	$8,170,048	$7,357,729	$6,237,066	$5,581,126	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
From operating activities	$424,061	$367,794	$382,502	$309,216	$507,224	$497,500	$288,534	$265,290	$344,441	$216,745
From investing activities	(677,412)	(759,842)	(669,392)	(557,384)	(446,238)	(416,727)	(328,645)	(304,189)	(296,886)	(289,234)
From financing activities	253,932	400,575	280,906	267,090	(63,339)	(74,159)	23,413	44,947	(43,453)	(2,327)
Net change in cash	$581	$8,527	$(5,984)	$18,922	$(2,353)	$6,614	$(16,698)	$6,048	$4,102	$(74,816)

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Distribution	$7,078,656	$6,581,043	$6,049,380	$5,600,769	$5,198,531	$4,935,730	$4,655,640	$4,410,598	$4,224,560	$4,048,078
General	515,879	467,274	416,643	396,252	382,084	365,865	356,072	324,490	310,936	291,639
Transmission	400,657	391,864	386,159	363,396	349,981	312,996	312,300	313,306	301,505	295,103
Intangible	273,811	259,097	243,694	232,566	226,754	205,782	198,457	171,193	150,396	144,135
Construction work in progress	211,429	185,026	193,028	125,248	111,177	119,805	74,332	101,413	74,178	44,894
Other	114,997	113,943	38,363	36,661	36,410	34,914	34,680	33,612	33,014	33,186
Accumulated depreciation & amortization	(2,419,348)	(2,313,050)	(2,234,029)	(2,231,242)	(2,172,966)	(2,084,007)	(1,973,098)	(1,868,504)	(1,750,795)	(1,638,091)
Net utility plant	$6,176,081	$5,685,197	$5,093,238	$4,523,650	$4,131,971	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Distribution	$175,408	$184,193	$185,176	$186,860	$188,064	$181,249	$170,377	$174,129	$166,356	$157,855
Administrative and general*	162,659	167,553	151,157	135,569	123,246	114,501	122,532	107,874	104,152	107,741
Customer accounts	48,466	49,057	47,719	48,937	51,024	51,071	50,200	53,809	55,894	57,414
Transmission	12,599	15,938	15,020	13,744	13,666	14,779	15,792	15,864	14,207	12,353
Production and storage expenses	6,642	4,869	4,885	5,256	4,889	5,052	4,960	5,054	4,500	4,492
Customer service and informational	575	516	827	935	1,050	3,165	4,440	4,677	4,142	2,962
Sales	33	48	29	20	25	15	12	15	6	65
Total operations and maintenance expenses*	$406,382	$422,174	$404,813	$391,321	$381,964	$369,832	$368,313	$361,422	$349,257	$342,882

* To reflect the impacts of the Company's 2018 adoption of the update to FASB Topic 715, all periods are presented to exclude non-service components of net periodic pension and other post-retirement benefit cost, which have been reclassified to Other income (deductions) for purposes of this report.

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Residential	2,039,226	1,997,418	1,964,355	1,932,332	1,902,227	1,874,852	1,849,555	1,824,008	1,796,929	1,780,155
Small commercial	82,036	81,603	80,676	80,047	79,437	78,833	78,230	77,848	76,800	76,633
Large commercial	990	987	992	1,016	1,042	1,043	1,086	1,076	1,118	1,433
Industrial / Other	342	336	329	332	318	318	341	333	308	320
Transportation	989	958	955	929	905	879	833	812	739	715
Total customers*	2,123,583	2,081,302	2,047,307	2,014,656	1,983,929	1,955,925	1,930,045	1,904,077	1,875,894	1,859,256
Annual customer growth rate*	1.8%	1.7%	1.6%	1.5%	1.4%	1.3%	1.4%	1.5%	0.9%	1.2%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Residential	80,068	81,839	69,702	67,427	68,463	65,542	61,738	74,133	65,505	71,877
Small commercial	29,316	33,322	30,534	29,767	29,452	28,512	27,658	29,804	27,067	30,392
Large commercial	9,124	9,933	9,255	9,256	9,095	9,228	9,439	10,276	11,658	11,226
Industrial / Other	5,316	4,255	3,775	3,382	3,028	3,097	3,238	5,021	4,783	5,021
Transportation	98,328	100,799	105,055	97,441	97,056	103,571	90,669	103,792	99,809	94,154
Total system throughput	222,152	230,148	218,321	207,273	207,094	209,950	192,742	223,026	208,822	212,670

OPERATING MARGIN BY CLASS**	YEAR ENDED DECEMBER 31,
(In thousands)	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Residential	$717,581	$686,886	$647,209	$657,574	$640,157	$623,828	$612,641	$601,076	$582,619	$549,844
Small commercial	138,272	142,798	145,250	144,096	142,490	136,344	136,272	133,474	132,964	129,946
Large commercial	23,618	23,138	22,822	22,232	22,450	22,249	23,412	25,171	26,421	20,248
Industrial / Other	10,293	8,464	8,251	7,495	7,177	6,937	6,477	7,735	8,706	8,772
Transportation	117,984	122,489	114,808	115,866	112,017	101,472	97,929	96,697	91,416	81,067
Total operating margin	$1,007,748	$983,775	$938,340	$947,263	$924,291	$890,830	$876,731	$864,153	$842,126	$789,877

* Growth rate for 2020 reflects 37,000 new meter sets; remaining increase in customers relates to impact of a moratorium on disconnections during the COVID-19 pandemic.
** Includes allocations of miscellaneous, unbilled, and other operating revenues.

MARKET PRICE PER SHARE	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
High	$81.62	$92.94	$85.97	$86.87	$79.58	$63.68	$64.20	$56.03	$46.08	$43.20
Low	45.68	73.27	62.54	72.32	53.51	50.78	47.21	42.02	39.01	32.12
Close [1]	60.75	75.97	76.50	80.48	76.62	55.16	61.81	55.91	42.41	42.49

	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Common shares outstanding (in thousands) [1]	57,193	55,007	53,026	48,090	47,482	47,378	46,523	46,356	46,148	45,956
Dividend yield [1]	3.8%	2.9%	2.7%	2.5%	2.3%	2.9%	2.4%	2.4%	2.8%	2.5%
Dividends declared per share [2]	$2.28	$2.18	$2.08	$1.98	$1.80	$1.62	$1.46	$1.32	$1.18	$1.06
Price / Earnings ratio [1]	14.64	19.28	20.73	19.92	23.94	18.76	20.33	17.81	14.67	17.34
Return on equity - total company [2]	9.0%	9.0%	9.3%	11.2%	9.3%	8.9%	9.7%	10.6%	10.4%	9.3%
Return on equity - gas segment only [2]	7.5%	8.5%	8.2%	10.0%	7.7%	7.6%	8.5%	9.6%	9.6%	8.0%
Book value per share [1]	$46.77	$45.56	$42.63	$37.74	$35.03	$33.65	$32.03	$30.51	$28.39	$26.68

GAS OPERATIONS SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Actual	1,767	1,917	1,531	1,478	1,613	1,512	1,416	1,918	1,740	2,002
Ten-year average	1,676	1,701	1,694	1,733	1,771	1,792	1,816	1,876	1,866	1,888

	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Number of gas segment employees [1]	2,272	2,295	2,312	2,285	2,247	2,219	2,196	2,220	2,245	2,298
Customers / Employee [1]	935	907	886	882	883	881	879	858	836	809
Operations & maintenance expense / Customer [2,3]	$204	$213	$211	$207	$206	$204	$202	$206	$200	$196
Weighted average cost of gas (per therm) [2]	$0.28	$0.36	$0.31	$0.44	$0.37	$0.44	$0.55	$0.42	$0.42	$0.58
Construction expenditures (in thousands) [2]	$692,216	$778,748	$682,869	$560,448	$457,120	$438,289	$350,025	$314,578	$308,951	$305,542
[1] At December 31,
[2] For the year ended December 31,
[3] Includes non-service components of net periodic pension and other post-retirement benefit cost in calculation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-20		Twelve Months Ended 12-31-19
Southern Nevada
Commercial	7,577,377	$11,233,406	10,438,251	$12,102,802
Industrial	5,476,590	5,132,201	5,201,858	5,089,364
Power Generation	41,887,476	15,273,379	39,913,409	14,516,304
Southern Nevada Totals	54,941,443	$31,638,986	55,553,518	$31,708,470

Northern Nevada (1)
Commercial	1,492,741	$1,580,736	1,683,940	$1,585,791
Industrial	7,199,615	3,725,604	6,404,131	3,286,994
Power Generation	8,374,128	4,258,335	8,125,402	4,006,555
Resale	9,047,822	29,480,741	10,398,785	31,414,851
Northern Nevada Totals	26,114,306	$39,045,416	26,612,258	$40,294,191

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-20		Twelve Months Ended 12-31-19
Southern Arizona
Commercial	1,556,754	$3,989,804	1,627,828	$4,261,965
Industrial	1,139,154	2,088,079	760,593	1,596,340
Power Generation	1,636,466	3,567,043	1,909,401	4,060,318
Irrigation	628,040	2,412,566	648,399	2,397,324
Southern Arizona Totals	4,960,414	$12,057,492	4,946,221	$12,315,947

Central Arizona
Commercial	4,182,026	$12,252,836	4,770,714	$13,195,441
Industrial	4,545,668	11,115,407	4,558,220	11,228,865
Power Generation	1,119,034	1,224,993	953,775	1,226,425
Irrigation	1,459,942	3,003,153	1,921,147	4,099,109
Central Arizona Totals	11,306,670	$27,596,389	12,203,856	$29,749,840

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-20		Twelve Months Ended 12-31-19
Southern California
Commercial	502,742	$1,364,321	582,554	$1,350,110
Industrial	105,033	190,970	356,504	887,473
Power Generation	397,000	554,786	544,005	712,247
Southern California Totals	1,004,775	$2,110,077	1,483,063	$2,949,830

Total Company (1)
Commercial	15,311,640	$30,421,103	19,103,287	$32,496,109
Industrial	18,466,060	22,252,261	17,281,306	22,089,036
Power Generation	53,414,104	24,878,536	51,445,992	24,521,849
Resale	9,047,822	29,480,741	10,398,785	31,414,851
Irrigation	2,087,982	5,415,719	2,569,546	6,496,433
TOTAL COMPANY	98,327,608	$112,448,360	100,798,916	$117,018,278

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.